Exhibit 21

Entity	State of Formation
1515 Market Street Acquisition Partners, LP	Delaware
1515 Market Street Partners, LP	Delaware
446-High Line LLC	New York
450 SPE Manager, Inc.	New York
5400 Westheimer Court LLC	Delaware
5400 Westheimer Holding L.P.	Delaware
5400 Westheimer Limited Partnership	Delaware
701 Seventh JV LLC	Delaware
701 Seventh Partners LLC	Delaware
701 Seventh WRT Investor LLC	Delaware
Amherst Outparcel LLC	New York
Atrium Mall LLC	Delaware
CDH CDO LLC	Delaware
Cerritos Corporate Partners Inc.	California
Cerritos Corporate Tower, L.P.	California
CNL-AB LLC	Delaware
Concord Debt Holdings LLC	Delaware
FT-5400 Unit LLC	Delaware
FT-5400 Westheimer LLC	Delaware
FT-Amherst Property LLC	Delaware
FT-Amherst Property Manager LLC	Delaware
FT-Churchill Lender LLC	Delaware
FT-Churchill Property L.P.	Delaware
FT-FIN Acquisition LLC	Delaware
FT-FIN GP LLC	Delaware
FT-Florida Property LLC	Delaware
FT-Florida Property Manager LLC	Delaware
FT-KRG (Atlanta) LLC	Delaware
FT-KRG (Greensboro) LLC	Delaware
FT-KRG (Louisville) LLC	Delaware
FT-KRG Property L.P.	Delaware
FT-Marc Class B LLC	Delaware
FT-Marc Loan LLC	Delaware
FT-Ontario Holdings LLC	Delaware
FT-Ontario Parking LLC	Delaware
FT-Ontario Parking Manager LLC	Delaware
FT-Ontario Property LLC	Delaware
FT-Ontario Property Manager LLC	Delaware
FT-Orlando Property LLC	Delaware
FT-Orlando Property Manager LLC	Delaware
FT-WD Property LLC	Delaware
MARC 1701 E. Woodfield Road	Illinois
MARC Brooks Building LLC	Illinois
MARC Highpoint Plaza LLC	Illinois
Mentor Retail, L.L.C.	Illinois
Newbury Apartments LLC	Delaware

Newbury Properties DE LLC	Delaware
RE CDO Management LLC	Delaware
RS Summit Pointe Apartments LLC	Delaware
Sealy Northwest Atlanta Partners, L.P	Delaware
SRE Weststate LLC	Delaware
Stamford SM LLC	Delaware
Vintage Housing Holdings, LLC	California
WRP Management LLC	Delaware
WRT One South State Lender L.P.	Delaware
WRT Realty L.P.	Delaware
WRT TRS Management Corp.	Delaware
WRT-1050 Corporetum Holdings LLC	Delaware
WRT-1050 Corporetum Property LLC	Delaware
WRT-1050 Corporetum Property Manager LLC	Delaware
WRT-1515 Limited Partnership	Delaware
WRT-1515 MS L.P.	Delaware
WRT-1515 MSA GP LLC	Delaware
WRT-1515 Property GP LLC	Delaware
WRT-550/650 Corporetum Property LLC	Delaware
WRT-550/650 Corporetum Property Manager LLC	Delaware
WRT-701 Arboretum Property LLC	Delaware
WRT-701 Arboretum Property Manager LLC	Delaware
WRT-701 Seventh LLC	Delaware
WRT-Atlanta LLC	Delaware
WRT-CDH II LLC	Delaware
WRT-CDO LLC	Delaware
WRT-Concord LLC	Delaware
WRT-Crossroads LLC	Delaware
WRT-Crossroads One LLC	Delaware
WRT-Elad One South State Equity L.P.	Delaware
WRT-Fenway Wateridge LLC	Delaware
WRT-High Line LLC	Delaware
WRT-Highgrove Property GP LLC	Delaware
WRT-Highgrove Property L.P.	Delaware
WRT-Lake Brandt Property LLC	Delaware
WRT-Lender (Disney) LLC	Delaware
WRT-Lender (Pinnacle) LLC	Delaware
WRT-Lender (Poipu) LLC	Delaware
WRT-Lender (Wailea) LLC	Delaware
WRT-Lender LLC	Delaware
WRT-LP LLC	Delaware
WRT-Marc RC Holding LLC	Delaware
WRT-Marc RC LLC	Illinois
WRT-Mentor Equity LLC	Delaware
WRT-Monroe Property GP LLC	Delaware
WRT-Monroe Property L.P.	Delaware
WRT-Mosaic Property GP LLC	Delaware
WRT-Mosaic Property L.P.	Delaware
WRT-NV ST Holdings LLC	Delaware

WRT-Property Holdings LLC	Delaware
WRT-PV Lender LLC	Delaware
WRT-Queensridge Lender LLC	Delaware
WRT-Rockwell LLC	Delaware
WRT-ROIC Lakeside Eagle LLC	Delaware
WRT-San Pedro Property GP LLC	Delaware
WRT-San Pedro Property L.P.	Delaware
WRT-South Burlington Property LLC	Delaware
WRT-South Burlington Property Manager LLC	Delaware
WRT-Springing Member LLC	Delaware
WRT-ST LLC	Delaware
WRT-Stamford LLC	Delaware
WRT-State Street Lender LLC	Delaware
WRT-Summit Pointe LLC	Delaware
WRT-VHH LLC	Delaware
WRT-Waterford Place LLC	Delaware